UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2023
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OPTINOSE, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-38241	42-1771610
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1020 Stony Hill Road, Suite 300
Yardley, Pennsylvania 19067
(Address of principal executive offices and zip code)

(267) 364-3500
(Registrant’s telephone number, including area code)
(Former name or former address, if changed from last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	OPTN	Nasdaq Global Select Market
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, Joseph Scodari informed OptiNose, Inc. (the "Company") that he would be retiring from the Company's Board of Directors (the "Board") following the Company's 2023 Annual Meeting of Stockholders. On June 8, 2023, Mr. Scodari retired from the Board and from his positions as Chairman of the Board, as a member of the Compensation Committee of the Board and Chairman of the Nominating and Corporate Governance Committee of the Board. As also previously announced, effective upon Mr. Scodari's retirement, the size of the Board was reduced from nine (9) members to eight (8) members and R. John Fletcher was appointed to serve as Chairman of the Board and to fill the vacancies created by Mr. Scodari's retirement as a member of the Compensation Committee and Chairman of the Nominating and Corporate Governance Committee. Mr. Fletcher will also continue to serve as a member of the Audit Committee of the Board.

Concurrent with his retirement, the Company entered in a consulting agreement with Mr. Scodari dated June 8, 2023 (the “Consulting Agreement”) pursuant to which Mr. Scodari will provide certain strategic advisory services and transitional support as may be requested by the Company’s Chairman of the Board or Chief Executive Officer. The term of the Consulting Agreement ends on March 31, 2024 unless earlier terminated by the parties. Mr. Scodari will not be paid a cash fee for services under the Consulting Agreement. He will be permitted to exercise his stock options that were vested as of his retirement on June 8, 2023 during the term of the Consulting Agreement and for a period of 90 days thereafter. During the term of the Consulting Agreement, Mr. Scodari may not solicit employees, customers or suppliers of the Company.

The foregoing is a summary description of certain terms of the Scodari Consulting Agreement and, by its nature, is not complete. It is qualified in its entirety by reference to the Scodari Consulting Agreement, a copy of which are attached as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 8, 2023, OptiNose, Inc. (the "Company") held its 2023 Annual Meeting of Stockholders (the "Annual Meeting") at the Company's office, 1020 Stony Hill Road, Suite 300, Yardley, Pennsylvania. As of April 18, 2023, the record date for the Annual Meeting, there were 111,955,893 shares of common stock issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting, of which 92,485,719, or 82.61%, were present in person or represented by proxy, which constituted a quorum.

At the Meeting, the shareholders voted and: (1) re-elected each of the Company’s three nominees for director; (2) approved an amendment to the Company's certificate of incorporation to increase the number of authorized shares of common stock from 200,000,000 to 350,000,000; (3) approved, by non-binding advisory vote, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting; (4) approved, by non-binding advisory vote, “1 year” as the preferred frequency of future advisory votes on the compensation of the Company’s named executive officers; and (5) ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023.

Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting.

Proposal 1.    To elect three directors to the Company's Board of Directors, each to serve until the Company's 2026 Annual Meeting of Stockholders or until such person's successor is duly elected and qualified.

	Votes For	Withheld	Broker Non-Votes
Eric Bednarski	84,745,310	4,418,899	3,321,510
R. John Fletcher	84,532,462	4,631,747	3,321,510
Catherine Owen	88,915,834	248,375	3,321,510

The terms of office for the following directors who did not stand for re-election continued after the Annual Meeting (i) the Class I Directors serving until the Company's Annual Meeting of Stockholders in 2024 are Kyle Dempsey, Tomas J. Heyman, and Ramy Mahmoud, and (ii) the Class II Directors serving until the Company's Annual Meeting of Stockholders in 2025 are Wilhelmus Groenhuysen, Sandra L. Helton and Joseph C. Scodari (as noted above, Mr. Scodari retired from the Board following the Annual Meeting).

Proposal 2.    To approve an amendment to the Company's Fourth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 350,000,000.

Votes For	Votes Against	Abstentions	Broker Non-Votes
84,629,782	7,832,779	23,158	N/A

Proposal 3.    To approve, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the Proxy Statement for the Annual Meeting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
88,423,372	717,829	23,008	3,321,510

Proposal 4.    To approve, on a non-binding advisory basis, the frequency of future non-binding advisory votes to approve the compensation of the Company's named executive officers.

1 Year	2 Years	3 Years	Abstentions
88,676,690	25,237	342,204	120,078

The Company has determined, in light of and consistent with the advisory vote of the Company’s stockholders as to the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers, to include a stockholder advisory vote on the compensation of the Company’s named executive officers in its annual meeting proxy materials once every year until the next advisory vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers.

Proposal 5. To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023.

Votes For	Votes Against	Abstentions	Broker Non-Votes
92,376,428	107,419	1,872	N/A

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OptiNose, Inc.
By: /s/ Michael F. Marino
Michael F. Marino
Chief Legal Officer
June 13, 2023

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1	Consulting Agreement, dated June 8, 2023, between OptiNose, Inc. and Joseph C. Scodari
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)